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                                                                   EXHIBIT 10(l)

                             RETENTION BONUS PLAN

     This Retention Bonus Plan (the "Plan") provides eligible employees of REPUBLIC GROUP INCORPORATED (the "Company") with the opportunity to receive retention bonuses, provided they remain in the employ of the Company through the completion of a Change in Control (as hereinafter defined) of the Company and a designated transition period thereafter. The Plan shall become effective upon its adoption by the Company's Board of Directors (the "Board") and shall terminate in accordance with Parts III and IV(7) hereof.

I.   ELIGIBILITY

          An employee of the Company shall be eligible to receive his or her designated retention bonus under the Plan if each of the following requirements is satisfied;

     (1) the Board has selected such employee for participation in the Plan and the Company has delivered to the employee his retention bonus award letter prior to a Change in Control; and

     (2) the employee remains actively employed by the Company or a successor on each Bonus Payment Date, or, prior to each such Date, the occurrence of any of the following events: (a) the involuntary termination of such employee's employment by the Company or a successor for any reason other than for Cause, (b) the employee's resignation for Good Reason.

          During the period that an employee satisfies the requirements set forth above, such employee shall be considered an "Eligible Employee".

          The amount of each Eligible Employee's retention bonus shall be determined by the Board at the time of such Eligible Employee's selection for participation in the Plan and shall be indicated on the retention bonus award letter attached hereto as Appendix A.

          An employee who would otherwise be an Eligible Employee will not be eligible for any retention bonus payable on a Bonus Payment Date after:

               . such employee voluntarily terminates employment with the Company or a successor other than for Good Reason,

               .    such employee's death or Disability,

               . such employee is terminated by the Company or a successor for Cause.

               For purposes of the Plan, the following definitions shall be in effect:

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               .    "Bonus Payment Dates" shall mean (i) the date of a Change in
                    Control, (ii) the date that is six (6) months following a Change in

               . Control, and (iii) if occurring prior to the date set forth in (ii), the date of the involuntary termination of an Eligible Employee's employment by the Company or a successor for any reason other than for Cause, or the Eligible Employee's resignation for Good Reason.

               . "Cause" shall mean (i) fraud, embezzlement or theft constituting a felony, (ii) willful and continued gross inattention to the duties owed to the Company (other than by reason of illness, accident or other physical or mental incapacity), after a written demand for performance is delivered to the employee by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Board or Chief Executive Officer believes that the employee has not performed the employee's duties, or (iii) any intentional or willful act (or omission) that is materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, an act or omission is not "willful" unless it is done not in good faith and without a reasonable belief that the act (or omission) is in the best interests of the Company.

               . "Change in Control" shall mean a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Board which occurs as follows:

                    (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than the Company, an executive officer of the Company or his Affiliates, any employee benefit plan of the Company, or any trustee of such a plan, is or becomes a beneficial owner, directly or indirectly, of stock of the Company representing thirty-five percent (35%) or more of the total voting power of the Company" then outstanding voting stock. "Affiliates" refers to those persons defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended;

                    (ii) a tender offer (for which a filing has been made with the Securities and Exchange Commission ("SEC") which purports to comply with the requirements of Section 14(d) of the Securities Exchange Act of 1934 and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in the case of a tender offer

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                          described in this paragraph (ii), the Change in
                          Control will be deemed to have occurred upon the first to occur of (a) any time during the offer when the person (using the definition in (i) above) making the offer owns or has accepted for payment stock of the Company with thirty-five percent (35%) of the total voting power of the Company's stock or (b) three (3) business days before the offer is to terminate unless the offer is withdrawn first, if the person making the offer could own, by the terms of the offer plus any shares owned by this person, stock with thirty-five percent (35%) or more of the total voting power of the Company's stock when the offer terminates;

                    (iii) individuals who were the board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following the election;

                    (iv) there occurs a reorganization, merger or consolidation or other transaction involving the Company (a "Transaction"), with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than fifty percent (50%) of the combined voting power of the Company or other entity resulting from such Transaction; or

                    (v) all or substantially all of the assets of the Company are sold, liquidated or distributed.

                    For purposes hereof, a person will be deemed to be the beneficial owner of any voting securities of the Company which it would be considered to own beneficially under SEC Rule 13d-3 (or any similar or superseding statute or rule) from time to time in effect.

               . "Disability" shall mean an employee's inability, by reason of physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

               . "Good Reason" shall mean one or more of the following changes to the terms and conditions of an employee's employment with the Company or a successor after a Change in
                    Control: (i) any change in the employee's position with the Company to a position of lesser authority, (ii) any material reduction in the employee's salary, bonuses, or employee benefits; (iii) any change in the employee's

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                    job location or more than fifty (50) miles without
                    employee's consent; or (iv) any change in the circumstances of employment which results in employee's inability to carry out the duties, authority and powers attached to his position.

II.  TERMS OF THE PLAN

          The amount of the retention bonus that will be payable to each individual Eligible Employee pursuant to the Plan shall be set forth in an award letter in the form attached to this Plan as Appendix A.

          The retention bonus will be payable in two installments, 50% upon the date of a Change in Control, and the remaining 50% upon the date that is
     six (6) months following a Change in Control.   An Eligible Employee must
     remain employed by the Company or a successor in order to receive the installment payable on that date. However, if an Eligible Employee is involuntarily terminated by the Company or a successor other than for Cause, or resigns for Good Reason, then such Eligible Employee will receive the full amount (or the remaining balance, as the case may be) of his or her retention bonus in a lump-sum payment as soon as administratively feasible following the termination date.

          Retention bonuses do not constitute eligible earnings or compensation for purposes of any other employee plans, programs or arrangements now or hereafter offered by the Company or a successor. Therefore, retention bonuses are not eligible for 401(k) plan savings election deferrals, and are not considered in determining your compensation under any of the Company's retirement or welfare benefit plans.

          Payment of the retention bonus will be subject to the collection by the Company or the successor of all applicable federal, state and local income and employment withholding taxes.

III. DURATION OF THE PLAN

          The Plan shall become effective upon its adoption by the Board. If no Change of Control has occurred as of September 1, 2000, the Plan shall terminate on such date unless the Board, by written resolution, elects in its sole discretion to extend the term of the Plan for an additional period specified by the Board. Notwithstanding any provision of this Plan to the contrary, if an Eligible Employee becomes entitled to a retention bonus before the Plan terminates, the employee's right to receive such bonus shall not be affected by the subsequent termination of the Plan.


IV.  OTHER IMPORTANT INFORMATION

     (1)  Plan Administration.  Within the scope of the terms of the Plan and in
          -------------------
          accordance therewith, as the administrator of the Plan, the Board has full discretionary authority to administer and interpret the Plan, including the discretionary authority to determine eligibility for participation and benefits under the Plan and the

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          amount of benefits (if any) payable per participant. All such determinations by the Board shall be final, binding and conclusive upon all persons.

     (2)  Benefits.  All bonuses will be paid from the general assets of the
          --------
          Company. The Company will not establish any trust or escrow to fund the benefits which may become due and payable under the Plan. The benefits provided under the Plan are not assignable or transferable. However, should a participant die prior to receipt of all or any portion of the retention bonus to which he or she becomes entitled under the Plan, then that unpaid amount shall be paid to the executor or administrator of that participant's estate.

     (3)  Successor Liability.  The terms and provisions of this Plan shall be
          -------------------
          binding upon any successor entity to the Company (including, without limitation, any assignee of all or substantially all of the assets of the Company), and such successor entity shall accordingly be liable for the payment of all benefits which become due and payable under the Plan with respect to the eligible employees of the Company.

      (4) Taxes.  The Company or a successor will withhold taxes and all other
          -----
          applicable payroll deductions from any payment made pursuant to the Plan. Except to the extent otherwise agreed by the Company in writing, to the extent any retention bonus paid to any eligible employee under the Plan constitutes an "excess parachute payment" within meaning of Section 280G(b) of the Internal Revenue Code of 1986, as amended, that employee shall be solely responsible for any and all excise taxes attributable to such payment, and those excise taxes shall accordingly be withheld from the retention bonus payable to such individual.

     (5)  No Right to Employment.  No provision of the Plan is intended to
          ----------------------
          provide any employee with any right to continue in the employ of the Company or a successor or otherwise affect the right of the Company or a successor, which right is hereby expressly reserved, to terminate the employment of any individual at any time for any reason, with or without Cause.

     (6)  Amendment or Termination of Plan.  The Board reserves the right to
          --------------------------------
          amend or terminate the Plan at any time prior to a Change in Control; provided, however, no amendment or termination will affect any Eligible Employee's entitlement to a retention bonus that has become payable prior to such amendment or termination.

     (7)  Applicable Law.  This Plan shall be governed by the laws of the State
          --------------
          of Texas, without giving effect to the conflicts of laws principles thereof


                                            REPUBLIC GROUP INCORPORATED


                                            By: /s/ Phil Simpson
                                               -------------------------------

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                                           Phil Simpson
                                    Name:___________________________
                                           Chairman of the Board
                                    Title:__________________________

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                     APPENDIX A - For Participants in the
                        Key Employee Continuation Plan


                          REPUBLIC GROUP INCORPORATED


June 6, 2000

________________________________
________________________________
________________________________

Dear_________________:

     In recognition of your efforts, the contributions you have made, and the future contributions you will continue to make as an employee of Republic Group Incorporated (the "Company"), we are offering you the opportunity to earn a special Retention Bonus (the 'Retention Bonus") in the amount indicated below. The Retention Bonus will be fully subject to the terms of the Retention Bonus Plan, to which this award letter is attached as Appendix A.

     The Retention Bonus is intended to encourage you to continue your employment with the Company (and to reward you for such service) during the period leading up to, and for a transition period following, a transaction in which the Company may be sold. Your Retention Bonus is generally payable in two installments, the first payment date being the date of the closing of a transaction for the sale of the Company, when 50% of your Retention Bonus will be paid. The remaining 50% of your Retention Bonus will be paid on the second payment date, which will occur on the earlier of (i) the date that is 6 months after the closing, (ii) your termination by the Company for any reason other than Cause, or (iii) your resignation for Good Reason. Cause and Good Reason shall have the meanings assigned to them in the Plan document.

     Please note that this letter is not a guarantee of continuing employment or an employment contract between you and the Company. You remain an at-will employee of the Company.

     You are also a participant in the Company's Key Employee Continuation Plan, adopted in 1991. The Continuation Plan was originally intended to protect the Company's key executives from the risk of involuntary termination of their employment following a hostile takeover of the Company. The Company's Board of Directors has amended the Continuation Plan so that, if a negotiated merger or other transaction occurs, and your employment is involuntarily terminated within one year thereafter, the Continuation Plan benefits will be triggered. However, the

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Company does not intend that key executives who participate in both programs receive "double" benefits. Therefore, the Continuation Plan has been amended to provide that, if you are terminated by the buyer within one year after a transaction, your Continuation Plan termination payment will be reduced by an amount equal to 50% of the Retention Bonus that you received. Attached to this letter is a copy of the amended Continuation Plan with the new provisions highlighted for your reference. By your execution and delivery of this letter, you agree to such amendment of the Continuation Plan and any award letter thereunder, and accept your participation in the Retention Bonus Plan.

     This letter will become effective upon your execution of it in the space provided below and its delivery to the Company.

                              REPUBLIC GROUP INCORPORATED



                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________


Amount of Retention Bonus Award: ____ times your base salary

ACCEPTED AND AGREED TO:
-----------------------

_________________________________
Employee


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          APPENDIX A - For Participants who do not participate in the
                        Key Employee Continuation Plan


                          REPUBLIC GROUP INCORPORATED


June 6, 2000


________________________________
________________________________
________________________________

Dear_____________________:

     In recognition of your efforts, the contributions you have made, and the future contributions you will continue to make as an employee of Republic Group Incorporated (the "Company"), we are offering you the opportunity to earn a special Retention Bonus (the 'Retention Bonus") in the amount indicated below. The Retention Bonus will be fully subject to the terms of the Retention Bonus Plan, to which this award letter is attached as Appendix A.

     The Retention Bonus is intended to encourage you to continue your employment with the Company (and to reward you for such service) during the period leading up to, and for a transition period following, a transaction in which the Company may be sold. Your Retention Bonus is generally payable in two installments, the first payment date being the date of the closing of a transaction for the sale of the Company, when 50% of your Retention Bonus will be paid. The remaining 50% of your Retention Bonus will be paid on the second payment date, which will occur on the earlier of (i) the date that is 6 months after the closing, (ii) your termination by the Company for any reason other than Cause, or (iii) your resignation for Good Reason. Cause and Good Reason shall have the meanings assigned to them in the Plan document.

     Please note that this letter is not a guarantee of continuing employment or an employment contract between you and the Company. You remain an at-will employee of the Company.

     By your execution and delivery of this letter, you accept your participation in the Retention Bonus Plan. This letter will become effective upon your execution of it in the space provided below and its delivery to the Company.

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                              REPUBLIC GROUP INCORPORATED


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________


Amount of Retention Bonus Award: ____ times your base salary

ACCEPTED AND AGREED TO:
-----------------------

__________________________________
Employee


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